As filed with the Securities and Exchange Commission September 24, 2009

Registration No. 333-162024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Post-Effective Amendment No. 1 to

FORM S-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

SEACOR Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	13-3542736
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2200 Eller Drive, P.O. Box 13038

Fort Lauderdale, Florida 33316

(954) 523-2200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Charles Fabrikant

Chairman of the Board, President and Chief Executive Officer

SEACOR Holdings Inc.

2200 Eller Drive, P.O. Box 13038

Fort Lauderdale, Florida 33316

(954) 523-2200

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copy to:

David E. Zeltner, Esq.

Rod Miller, Esq.

Weil, Gotshal & Manges LLP

New York, New York 10153

(212) 310-8000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Explanatory Note

This amendment is being filed pursuant to Rule 462(d) under the Securities Act of 1933, as amended, solely to file an exhibit to the Registration Statement. No changes have been made to Part I of the Registration Statement or other sections of Part II. Accordingly, they have been omitted.

PART II

Information Not Required in Prospectus

Item 16.	Exhibits

Exhibit Number	Description
4.1	Form of Indenture, dated as of January 10, 2001, among SEACOR SMIT Inc. and U.S. Bank Trust National Association as trustee (incorporated herein by reference to Exhibit 4.2 to Amendment No. 1 of our Registration Statement on Form S-3/A (No. 333-53326) filed with the SEC on January 18, 2001).*

5.1	Opinion of Weil, Gotshal & Manges LLP.***

12.1	Computation of Ratio of Earnings to Fixed Charges.**

23.1	Consent of Independent Registered Public Accounting Firm.**

23.2	Consent of Weil, Gotshal & Manges LLP (included in the opinion filed as Exhibit 5.1).***

24.1	Power of Attorney of Charles Fabrikant**

24.2	Power of Attorney of Pierre De Demandolx**

24.3	Power of Attorney of Richard M. Fairbanks**

24.4	Power of Attorney of Michael E. Gellert**

24.5	Power of Attorney of John C. Hadjipateras**

24.6	Power of Attorney of Oivind Lorentzen**

24.7	Power of Attorney of Andrew R. Morse**

24.8	Power of Attorney of Christopher Regan**

24.9	Power of Attorney of Stephen Stamas**

24.10	Power of Attorney of Steven Webster**

24.11	Power of Attorney of Steven J. Wisch**

25.1	A Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the indenture (incorporated herein by reference to Exhibit 25.1 to our Registration Statement on Form S-3 (No. 333-53326) filed with the SEC on January 8, 2001).*

*	Incorporated herein by reference as indicated.
**	Previously filed.
***	Filed herewith.

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lauderdale, State of Florida, on the 23rd day of September, 2009.

SEACOR Holdings Inc.

By:	/S/ RICHARD RYAN
Name:	Richard Ryan
Title:	Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 23rd day of September, 2009.

Signature	Title
/S/ RICHARD RYAN Richard Ryan	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/S/ MATTHEW CENAC Matthew Cenac	Vice President and Chief Accounting Officer (Principal Accounting Officer)

/S/ * Charles Fabrikant	Chairman of the Board of Directors, President and Chief Executive Officer (Principal Executive Officer)

/S/ * Pierre De Demandolx	Director

/S/ * Richard M. Fairbanks	Director

/S/ * Michael E. Gellert	Director

/S/ * John C. Hadjipateras	Director

/S/ * Oivind Lorentzen	Director

/S/ * Andrew R. Morse	Director

/S/ * Christopher Regan	Director

/S/ * Stephen Stamas	Director

/S/ * Steven Webster	Director

/S/ * Steven J. Wisch	Director

*By:	/S/ RICHARD RYAN
Richard Ryan Attorney-in-fact

II-2

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Indenture, dated as of January 10, 2001, among SEACOR SMIT Inc. and U.S. Bank Trust National Association as trustee (incorporated herein by reference to Exhibit 4.2 to Amendment No. 1 of our Registration Statement on Form S-3/A (No. 333-53326) filed with the SEC on January 18, 2001).*

5.1	Opinion of Weil, Gotshal & Manges LLP.***

12.1	Computation of Ratio of Earnings to Fixed Charges.**

23.1	Consent of Independent Registered Public Accounting Firm.**

23.2	Consent of Weil, Gotshal & Manges LLP (included in the opinion filed as Exhibit 5.1).***

24.1	Power of Attorney of Charles Fabrikant**

24.2	Power of Attorney of Pierre De Demandolx**

24.3	Power of Attorney of Richard M. Fairbanks**

24.4	Power of Attorney of Michael E. Gellert**

24.5	Power of Attorney of John C. Hadjipateras**

24.6	Power of Attorney of Oivind Lorentzen**

24.7	Power of Attorney of Andrew R. Morse**

24.8	Power of Attorney of Christopher Regan**

24.9	Power of Attorney of Stephen Stamas**

24.10	Power of Attorney of Steven Webster**

24.11	Power of Attorney of Steven J. Wisch**

25.1	A Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the indenture (incorporated herein by reference to Exhibit 25.1 to our Registration Statement on Form S-3 (No. 333-53326) filed with the SEC on January 8, 2001).*

*	Incorporated herein by reference as indicated.
**	Previously filed.
***	Filed herewith.